The Phoenix Edge Series Fund

                      Phoenix-Hollister Value Equity Series

                 Supplement to the Prospectus dated May 1, 2003




On October 23, 2003, the Executive Committee of the Board of Trustees of The Phoenix Edge Series Fund approved replacement of the series' money management. Therefore, the "Hollister" division of Phoenix Investment Counsel, Inc. ("PIC") will be replaced with the "Oakhurst" division of PIC. The Executive Committee also approved a name change for the Phoenix-Hollister Value Equity Series to the "Phoenix-Oakhurst Value Equity Series." We expect that the Board of Trustees will ratify the Executive Committee's decision at the next Board of Trustees meeting on November 11, 2003.

The series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change will be completed as soon as practicable.

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The following replaces the section, "Portfolio Management" on page 33 of your prospectus:

Portfolio Management
    Steve L. Colton is the portfolio manager for the series and Dong Zhang is a member of the team that manages the series.

    Steven L. Colton is the portfolio manager and is primarily responsible for the day-to-day operation of the series. Mr. Colton joined PIC in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 1990 through May 1997.

   Dong Zhang joined PIC in June 1997. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 1997.





Dated: November 5, 2003        Please keep this supplement for future reference.


TF842